                                                               Annual Report
[LOGO]                                                            Year Ended
INVESTMENT MANAGEMENT                                     September 30, 1996




MFS(R) UNION STANDARD(SM) EQUITY FUND

[GRAPHIC OMITTED]

TABLE OF CONTENTS
Letter from the Chairman ...................................................   1
Fund Manager's Overview ....................................................   2
Fund Manager's Profile .....................................................   3
Fund Facts .................................................................   3
Performance Summary ........................................................   4
Portfolio Concentration ....................................................   5
Portfolio of Investments ...................................................   6
Financial Statements .......................................................   9
Notes to Financial Statements ..............................................  13
Independent Auditors' Report ...............................................  16
Trustees and Officers ......................................................  17

    HIGHLIGHTS

    * FOR THE PAST 12 MONTHS, THE FUND PROVIDED A TOTAL RETURN OF 20.96%, COMPARED WITH A RETURN OF 19.82% FOR THE ACS LABOR SENSITIVITY INDEX.

    * WE CONTINUE TO EMPHASIZE HIGH-QUALITY COMPANIES WITH STRONG OR IMPROVING BALANCE SHEETS THAT HAVE THE ABILITY TO INCREASE EARNINGS AND DIVIDENDS, EVEN IN A SLOWER ECONOMIC ENVIRONMENT.

    * THE FUND'S LARGEST HOLDINGS ARE IN INDUSTRIAL GOODS AND SERVICES, UTILITIES, CONSUMER STAPLES, ENERGY, AND RETAILING.

    * WE BELIEVE THE CONSUMER STAPLES SECTOR, WITH COMPANIES SUCH AS COCA-COLA, PHILIP MORRIS, ANHEUSER BUSCH, AND CAMPBELL SOUP, WILL SEE STEADY, PREDICTABLE GROWTH.

LETTER FROM THE CHAIRMAN
Dear Shareholders:

[Photo of A. Keith Brodkin]

As we enter the last quarter of 1996, the U.S. economy appears to have settled into a pattern of moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. Real growth in gross domestic product has surpassed our expectations this year, and we now expect that growth for all of 1996 could exceed 2.5%. Although individual consumers appear to be carrying an excessive debt load, the consumer sector itself, which represents two-thirds of the economy, continues to be impressive in its support of the automobile and housing markets. Consumer spending has also been positively impacted by widespread job growth and, more recently, rising wages. However, recent statistics appear to be showing signs of a slowdown in consumer spending. This is particularly true when considering overall retail sales, which have been flat for several months. Furthermore, the economies of Europe and Japan continue to be in the doldrums, weakening U.S. export markets while subduing the capital spending plans of American corporations. Thus, while economic growth should continue, we expect some slackening toward the end of the year.

    While we do not expect the U.S. stock market to match the extraordinary performance of 1995, we continue to be positive about the equity market this year. Although we believe the equity market represents fair value at current levels, the expected slowdown in corporate earnings growth and interest rate increases earlier in the year have raised some near-term concerns, as was seen in July's stock market correction. Further increases in interest rates, and an acceleration of inflation coupled with an additional slowdown in corporate earnings growth, could have a negative effect on the stock market in the near term. However, to the extent that some earnings disappointments are taken as a sign that the economy is not overheating, this may prove beneficial for the equity market's longer-term health. We continue to believe that many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain quite constructive on the long-term viability of the equity market.

    Finally, as you may notice, this report to shareholders incorporates a number of changes which we hope you will find informative and useful. Following the Fund Manager's Overview, we have added new information on the Fund's holdings, including charts illustrating the portfolio's concentration in the types of investments that meet its criteria. Near the back of the report, telephone numbers and addresses are listed if you would like to contact MFS.

    We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

    A. Keith Brodkin
Chairman and President

October 10, 1996

FUND MANAGER'S OVERVIEW

Dear Shareholders:

[Photo of William F. Harris]

The stock market, as measured by the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock performance, and by the Dow Jones Industrial Average, an unmanaged index of the performance of 30 large-company stocks, posted gains of 13.49% and 16.95%, respectively, for the first nine months of 1996. These results are particularly noteworthy in light of the 37% increase for both of these indices in 1995.

    For the 12 months ended September 30, 1996, the Fund provided a total return of 20.96%, compared with a return of 19.82% for the ACS Labor Sensitivity Index (the LSI), an unmanaged index of companies selected on the basis of labor-sensitive criteria.

    As we have reported to you, we believe the stock market will continue to respond favorably as long as the economy grows slowly, inflation remains relatively low, and interest rates are flat to down. Recently, interest rates, as measured by the benchmark 30-year Treasury bond, rose back over the 7% level due to investors' fears that the economy was growing too fast and that inflation would soon begin to rise. As long as this economic tug-of-war between growth that is seen as too fast or too slow continues, we can expect volatility in the financial markets. However, in our judgment, because the consumer is so highly leveraged (as evidenced by rising credit card delinquencies and personal bankruptcies), there does not appear to be enough strength to create more than modest economic growth over the next several quarters. Our portfolio strategy continues to emphasize high-quality companies with strong or improving balance sheets that have the ability to increase both earnings and dividends, even in a slower economic environment.

    The Fund's largest holdings are in industrial goods and services, utilities, consumer staples, energy, and retailing. The industrial goods and services group is made up of four subsections: aerospace, agriculture, pollution control, and large electrical equipment companies such as General Electric, Emerson Electric, and Honeywell. The aerospace industry has undergone a massive consolidation. The remaining large companies dominate their markets and generate large free cash flows to enhance shareholder value through increased dividends and share repurchases. Agriculture has its own economic cycle and is currently enjoying strong growth which appears sustainable for several years. The pollution control industry has suffered from poor pricing and unsuccessful ventures into other businesses. The better companies, such as USA Waste Services and WMX Technologies, have reversed these trends. The three large electrical companies are, in our judgment, among the best-managed companies we follow. The utilities, like the aerospace industry, have undergone a large consolidation. Even the very large regional Bell operating companies are merging. The electric utilities are not only merging with other electric utilities, but with other producers of energy, such as natural gas companies.

    We believe the consumer staples sector, with companies such as Coca-Cola, Philip Morris, Anheuser Busch, and Campbell Soup, will see steady, predictable growth, even if the economy should weaken over the next several quarters. The energy companies, such as Mobil and Exxon, are undergoing substantial restructuring which we expect to lower costs and provide them with funds to increase shareholder value. In retail, the supermarket chains, such as Safeway and Kroger, have provided the Fund with excellent results over the past two years. Additionally, we have taken positions in retailers that have grown through acquisitions, namely Federated Department Stores and TJX Companies.

Respectfully,

/s/ William S. Harris

    William S. Harris
Fund Manager

  FUND MANAGER'S PROFILE

  WILLIAM HARRIS JOINED THE MFS RESEARCH DEPARTMENT IN 1967 AS AN INDUSTRY SPECIALIST. A GRADUATE OF THE UNIVERSITY OF VIRGINIA, HE WAS NAMED INVESTMENT OFFICER IN 1969, VICE PRESIDENT - INVESTMENTS IN 1970, SENIOR VICE PRESIDENT IN 1979 AND EXECUTIVE VICE PRESIDENT IN 1982. A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., MR. HARRIS HAS MANAGED MFS UNION STANDARD TRUST SINCE ITS INCEPTION IN 1994.

LARGEST INDUSTRIES

                    Retailing ......................... 10.4%
                    Energy ............................ 12.7%
                    Utilities & Communications ........ 15.6%
                    Consumer Staples .................. 16.5%
                    Industrial Goods & Services ....... 20.2%
                    Other ............................. 24.6%

  FUND FACTS

STRATEGY:                THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE LONG-TERM
                         GROWTH OF CAPITAL THAT, NET OF FUND EXPENSES, EXCEEDS
                         THE PERFORMANCE OF THE ACS LABOR SENSITIVITY INDEX (THE
                         LSI). SHARES OF THE FUND ARE PURCHASED AT NET ASSET
                         VALUE. THE MINIMUM INITIAL INVESTMENT GENERALLY IS $3
                         MILLION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:   JANUARY 14, 1994

SIZE:                    $49.3 MILLION NET ASSETS AS OF SEPTEMBER 30, 1996

PERFORMANCE SUMMARY
The information below illustrates the historical performance of MFS Union Standard Equity Fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

GROWTH OF A HYPOTHETICAL $5,000,000 INVESTMENT
(For the period from February 1, 1994 to September 30, 1996)


PLOT POINTS -- MFS Union Standard Equity Fund

UNE - Net performance
Starting with $5 MM on 2/1/94

Start          5,000
Feb 1994       4,907
Mar 1994       4,627
Apr 1994       4,642
May 1994       4,632
Jun 1994       4,525
Jul 1994       4,686
Aug 1994       4,912
Sep 1994       4,721
Oct 1994       4,770
Nov 1994       4,535
Dec 1994       4,612
Jan 1995       4,720
Feb 1995       4,894
Mar 1995       5,007
Apr 1995       5,141
May 1995       5,334
Jun 1995       5,468
Jul 1995       5,656
Aug 1995       5,646
Sep 1995       5,864
Oct 1995       5,878
Nov 1995       6,136
Dec 1995       6,376
Jan 1996       6,585
Feb 1996       6,626
Mar 1996       6,729
Apr 1996       6,770
May 1996       6,995
Jun 1996       7,072
Jul 1996       6,673
Aug 1996       6,786
Sep 1996       7,093


AVERAGE ANNUAL TOTAL RETURNS

                                                                   1/14/94+ -
                                             1 Year                9/30/96
-------------------------------------------------------------------------------
MFS Union Standard Equity Fund               +20.96%               +14.63%
-------------------------------------------------------------------------------
ACS Labor Sensitivity Index (LSI)            +19.82%               +15.79%
-------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index        +20.24%               +17.19%
-------------------------------------------------------------------------------
Consumer Price Index*                        + 2.87%               + 2.86%
-------------------------------------------------------------------------------
+ Commencement of investment operations. Benchmark comparisons begin on February
  1, 1994 except for the ACS LSI, which is from January 14, 1994.
*The Consumer Price Index is a popular measure of change in prices.

All results are historical and, therefore, are not an indication of future results. The principal value and income return of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. Shares of the Fund have no initial sales charge or contingent deferred sales charge but have annual fees and expenses. All Fund results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable. The subsidy may be rescinded at the earlier of repayment of reimbursement in its entirety, or until December 31, 1998.

PORTFOLIO CONCENTRATION AS OF SEPTEMBER 30, 1996

TOP TEN HOLDINGS

GENERAL ELECTRIC CO.                          AT&T CORP.
Diversified manufacturing and services        Telecommunications and services
conglomerate                                  company

COCA-COLA CO.                                 JOHNSON & JOHNSON
International soft drink company              Health care and pharmaceutical
                                              products company
EXXON CORP.
International oil and gas company             DU PONT (E.I.) DE NEMOURS & CO.
                                              Diversified chemical company
PHILIP MORRIS COS., INC.
Tobacco, food, and beverage conglomerate      BRISTOL-MYERS SQUIBB CO.
                                              Pharmaceutical products company
MERCK & CO., INC.
Pharmaceutical products company               BOEING CO.
                                              Aircraft manufacturer


  TAX FORM SUMMARY

  IN JANUARY 1997, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1996.



  DIVIDENDS-RECEIVED DEDUCTION

  FOR THE YEAR ENDED SEPTEMBER 30, 1996, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS CAME TO 63.36%.

PORTFOLIO OF INVESTMENTS - September 30, 1996

Common Stocks - 97.5%
-----------------------------------------------------------------------------
Issuer                                                Shares            Value
-----------------------------------------------------------------------------
Aerospace - 6.1%
  Allied Signal, Inc.                                  8,700     $    573,112
  Boeing Co.                                          10,000          945,000
  Lockheed-Martin Corp.                                6,100          549,762
  McDonnell Douglas Corp.                             10,400          546,000
  United Technologies Corp.                            3,500          420,438
                                                                 ------------
                                                                 $  3,034,312
-----------------------------------------------------------------------------
Agricultural Products - 1.3%
  Case Corp.                                          13,000     $    633,750
-----------------------------------------------------------------------------
Apparel and Textiles - 0.5%
  Hartmarx Corp.*                                     51,700     $    252,038
-----------------------------------------------------------------------------
Automotive - 0.9%
  Goodrich (B.F.) Co.                                 10,000     $    451,250
-----------------------------------------------------------------------------
Banks and Credit Companies - 2.3%
  BankAmerica Corp.                                    8,700     $    714,488
  Firstar Corp.                                        8,700          419,775
                                                                 ------------
                                                                 $  1,134,263
-----------------------------------------------------------------------------
Beverages - 1.3%
  Anheuser Busch Cos., Inc.                           17,200     $    647,150
-----------------------------------------------------------------------------
Chemicals - 3.3%
  du Pont (E.I.) de Nemours & Co., Inc.               11,200     $    988,400
  Monsanto Co.                                        17,400          635,100
                                                                 ------------
                                                                 $  1,623,500
-----------------------------------------------------------------------------
Consumer Goods and Services - 6.4%
  Colgate-Palmolive Co.                                7,600     $    660,250
  Heinz (H.J.) Co.                                    14,000          472,500
  Philip Morris Cos., Inc.                            15,000        1,346,250
  Tyco International Ltd.                             15,500          668,437
                                                                 ------------
                                                                 $  3,147,437
-----------------------------------------------------------------------------
Electrical Equipment - 9.4%
  Emerson Electric                                    50,000     $    450,625
  General Electric Co.                                30,000        2,730,000
  Honeywell, Inc.                                     13,000          820,625
  Westinghouse Electric Corp.                         35,600          663,050
                                                                 ------------
                                                                 $  4,664,300
-----------------------------------------------------------------------------
Entertainment - 3.2%
  Circus Circus Enterprises, Inc.*                    19,000     $    672,125
  Harrah's Entertainment, Inc.*                       13,700          255,163
  Mirage Resorts, Inc.*                               25,000          640,625
                                                                 ------------
                                                                 $  1,567,913
-----------------------------------------------------------------------------
Food and Beverage Products - 8.7%
  Campbell Soup Co.                                    6,500     $    507,000
  Coca-Cola Co.                                       44,500        2,263,937
  Interstate Bakeries Corp.                           21,600          788,400
  PepsiCo, Inc.                                       25,900          731,675
                                                                 ------------
                                                                 $  4,291,012
-----------------------------------------------------------------------------
Forest and Paper Products - 1.1%
  Kimberly-Clark Corp.                                 6,000     $    528,750
-----------------------------------------------------------------------------
Machinery - 0.9%
  Deere & Co., Inc.                                   10,400     $    436,800
-----------------------------------------------------------------------------
Medical and Health Products - 8.4%
  American Home Products Corp.                        13,900     $    886,125
  Bristol-Myers Squibb Co.                            10,200          983,025
  Johnson & Johnson                                   21,000        1,076,250
  Merck & Co., Inc.                                   17,300        1,217,487
                                                                 ------------
                                                                 $  4,162,887
-----------------------------------------------------------------------------
Oil Services - 1.0%
  Pennzoil Co.                                         9,000     $    475,875
-----------------------------------------------------------------------------
Oils - 8.2%
  Chevron Corp.                                       12,600     $    789,075
  Exxon Corp.                                         20,000        1,665,000
  Mobil Corp.                                          7,000          810,250
  Texaco, Inc.                                         8,700          800,400
                                                                 ------------
                                                                 $  4,064,725
-----------------------------------------------------------------------------
Pollution Control - 2.2%
  USA Waste Services, Inc.*                           21,600     $    680,400
  WMX Technologies, Inc.                              12,100          397,788
                                                                 ------------
                                                                 $  1,078,188
-----------------------------------------------------------------------------
Printing and Publishing - 2.0%
  Gannett Co., Inc.                                    6,800     $    478,550
  Pulitzer Publishing Co.                              8,700          496,987
                                                                 ------------
                                                                 $    975,537
-----------------------------------------------------------------------------
Restaurants and Lodging - 2.2%
  Hilton Hotels Corp.                                 20,000     $    567,500
  Promus Hotel Corp.*                                 17,900          505,675
                                                                 ------------
                                                                 $  1,073,175
-----------------------------------------------------------------------------
Stores - 4.2%
  Federated Department Stores, Inc.*                   8,700     $    291,450
  Penney (J.C.), Inc.                                  9,000          487,125
  Sears, Roebuck & Co.                                 8,700          389,325
  TJX Cos., Inc.                                      25,900          929,162
                                                                 ------------
                                                                 $  2,097,062
-----------------------------------------------------------------------------
Supermarkets - 5.4%
  Albertsons, Inc.                                    11,000     $    463,375
  Kroger Co.*                                         13,000          581,750
  Safeway, Inc.*                                      20,700          882,337
  Vons Cos., Inc.*                                    17,300          741,738
                                                                 ------------
                                                                 $  2,669,200
-----------------------------------------------------------------------------
Utilities - Electric - 8.9%
  Central & South West Corp.                          17,000     $    442,000
  Cinergy Corp.                                       19,000          586,625
  CMS Energy Corp.                                    15,500          466,937
  FPL Group, Inc.                                      8,700          376,275
  General Public Utilities Corp.                      13,000          399,750
  Illinova Corp.                                      28,600          757,900
  Nipsco Industries, Inc.                             13,800          493,350
  Pinnacle West Capital Corp.                         15,500          459,188
  Texas Utilities Co.                                 10,000          396,250
                                                                 ------------
                                                                 $  4,378,275
-----------------------------------------------------------------------------
Utilities - Gas - 3.2%
  Columbia Gas Systems, Inc.                           9,000     $    504,000
  Consolidated Natural Gas Co.                         8,700          466,538
  PanEnergy Corp.                                     17,300          599,013
                                                                 ------------
                                                                 $  1,569,551
-----------------------------------------------------------------------------
Utilities - Telephone - 6.4%
  Ameritech Corp.                                      8,700     $    457,837
  AT&T Corp.                                          21,600        1,128,600
  BellSouth Corp.                                     17,300          640,100
  GTE Corp.                                           13,000          500,500
  SBC Communications, Inc.                             8,700          418,688
                                                                 ------------
                                                                 $  3,145,725
-----------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $39,431,328)               $ 48,102,675
-----------------------------------------------------------------------------
Short-Term Obligations - 2.3%
-----------------------------------------------------------------------------
                                            Principal Amount
                                               (000 Omitted)
-----------------------------------------------------------------------------
  Federal Home Loan Bank, due 10/03/96                  $950     $    949,720
  Federal Home Loan Mortgage Assn., due
    10/01/96                                             180          180,000
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                  $  1,129,720
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $40,561,048)                 $ 49,232,395
Other Assets, Less Liabilities - 0.2%                                  85,369
-----------------------------------------------------------------------------
Net Assets - 100.0%                                              $ 49,317,764
-----------------------------------------------------------------------------
*Non-income producing security.
See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
------------------------------------------------------------------------------
September 30, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $40,561,048)            $49,232,395
  Cash                                                                  4,767
  Dividends receivable                                                 84,315
  Deferred organization expenses                                       11,517
  Other assets                                                            479
                                                                  -----------
      Total assets                                                $49,333,473
                                                                  -----------
Liabilities:
  Payable to affiliates -
    Management fee                                                $     2,634
    Distribution fee                                                      608
  Accrued expenses and other liabilities                               12,467
                                                                  -----------
      Total liabilities                                           $    15,709
                                                                  -----------
Net assets                                                        $49,317,764
                                                                  ===========
Net assets consist of:
  Paid-in capital                                                 $34,895,564
  Unrealized appreciation on investments                            8,671,347
  Accumulated undistributed net realized gain on investments        5,240,664
  Accumulated undistributed net investment income                     510,189
                                                                  -----------
      Total                                                       $49,317,764
                                                                  ===========
Shares of beneficial interest outstanding                          3,559,938
                                                                  ===========
Net asset value, offering price, and redemption price per share
  (net assets of $49,317,764 / 3,559,938 shares of beneficial
  interest outstanding)                                             $13.85
                                                                    ======
See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended September 30, 1996
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $1,041,048
    Interest                                                           88,613
                                                                   ----------
      Total investment income                                      $1,129,661
                                                                   ----------
  Expenses -
    Management fee                                                 $  310,911
    Trustees' compensation                                              5,600
    Shareholder servicing agent fee                                     3,576
    Distribution and service fee                                       71,836
    Auditing fees                                                      33,620
    Printing                                                           26,434
    Custodian fee                                                      20,641
    Amortization of organization expenses                               4,963
    Legal fees                                                          4,601
    Miscellaneous                                                      10,766
                                                                   ----------
      Total expenses                                               $  492,948
    Reduction of expenses by investment adviser                        (9,315)
    Fees paid indirectly                                               (4,725)
                                                                   ----------
      Net expenses                                                 $  478,908
                                                                   ----------
        Net investment income                                      $  650,753
                                                                   ----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) on investment
    transactions                                                   $5,562,093
  Change in unrealized appreciation on investments                  2,783,940
                                                                   ----------
        Net realized and unrealized gain on investments            $8,346,033
                                                                   ----------
          Increase in net assets from operations                   $8,996,786
                                                                   ==========
See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------
Year Ended September 30,                                1996           1995
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                              $   650,753    $   466,025
  Net realized gain on investments                     5,562,093        806,897
  Net unrealized gain on investments                   2,783,940      5,900,373
                                                     -----------    -----------
    Increase in net assets from operations           $ 8,996,786    $ 7,173,295
                                                     -----------    -----------
Distributions declared to shareholders -
  From net investment income                         $  (535,470)   $  (224,465)
  From net realized gain on investments                 (957,583)          --
                                                     -----------    -----------
    Total distributions declared to shareholders     $(1,493,053)   $  (224,465)
                                                     -----------    -----------
Fund share (principal) transactions -
  Net proceeds from sale of shares                   $20,580,394    $ 9,572,700
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                   1,449,495        224,465
  Cost of shares reacquired                          (16,057,770)    (3,088,531)
                                                     -----------    -----------
    Increase in net assets from Fund share
      transactions                                   $ 5,972,119    $ 6,708,634
                                                     -----------    -----------
      Total increase in net assets                   $13,475,852    $13,657,464
Net assets:
  At beginning of period                              35,841,912     22,184,448
                                                     -----------    -----------
  At end of period (including accumulated
    undistributed net investment income
    of $510,189 and $394,906, respectively)          $49,317,764    $35,841,912
                                                     ===========    ===========

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------
                                     Year Ended September 30,      Period Ended
                                     ------------------------     September 30,
                                           1996         1995               1994*
------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period     $11.85       $ 9.64            $10.00
                                          ------       ------            ------
Income from investment operations# -
  Net investment income(S)                $ 0.18       $ 0.17            $ 0.12
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                            2.25         2.14             (0.48)
                                          ------       ------            ------
    Total from investment operations      $ 2.43       $ 2.31            $(0.36)
                                          ------       ------            ------
Less distributions declared to
  shareholders -
  From net investment income              $(0.15)      $(0.10)           $  --
  From net realized gain on investments    (0.28)         --                --
                                          ------       ------            ------
    Total distributions declared to
      shareholders                        $(0.43)      $(0.10)           $  --
                                          ------       ------            ------
Net asset value - end of period           $13.85       $11.85            $ 9.64
                                          ======       ======            ======
Total return                              20.96%       24.21%            (3.60)%
Average commission rate###               $0.0562         --                 --
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                               1.00%        1.00%             1.00%+
  Net investment income                    1.36%        1.58%             1.55%+
Portfolio turnover                           81%         125%               48%
Net assets at end of period (000
  omitted)                               $49,318      $35,842           $22,184

  * For the period from the commencement of investment operations, January 14, 1994 through September 30, 1994.
  + Annualized.
  # Per share data is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

(S) The investment adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.00% of the Fund's average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

      Net investment income               $ 0.18       $ 0.16            $ 0.07
      Ratios (to average net assets):
        Expenses##                         1.03%        1.12%             1.64%+
        Net investment income              1.33%        1.49%             0.91%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Union Standard Equity Fund (the Fund) is a diversified series of MFS Union Standard Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of the Fund.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of average daily net assets. Under a temporary expense reimbursement agreement with MFS, MFS has voluntarily agreed to pay all of the Fund's operating expenses until December 31, 1998. The Fund in turn will pay MFS an expense reimbursement fee not greater than 1.00% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At September 30, 1996, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $97,355, including $9,315 incurred in the current period.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC).

Distributor - MFD, a wholly owned subsidiary of MFS, is distributor of the Fund. The Trustees have adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The distribution plan provides that the Fund will pay MFD up to 0.25% per annum of the Fund's average daily net assets in order that MFD may pay expenses on behalf of the Fund related to the distribution of shares. This rate has been set at 0.15% for an indefinite period.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated based on the number of shareholder accounts in the Fund.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $40,908,985 and $36,344,979, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $40,561,048
                                                                  ===========
Gross unrealized appreciation                                     $ 9,208,535
Gross unrealized depreciation                                        (537,188)
                                                                  -----------
  Net unrealized appreciation                                     $ 8,671,347
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Year Ended September 30,                         1996                      1995
                          --------------------------    -----------------------
                                Shares         Amount     Shares         Amount
-------------------------------------------------------------------------------
Shares sold                  1,592,667    $20,580,394    983,045     $9,572,700
Shares issued to shareholders
 in reinvestment of
 distributions                 116,989      1,449,494     24,033        224,465
Shares reacquired           (1,173,568)   (16,057,770)  (284,399)    (3,088,531)
                             ---------    -----------    -------     ----------
  Net increase                 536,088     $ 5,972,118   722,679     $6,708,634
                             =========    ===========    =======     ==========
(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended September 30, 1996 was $613.

INDEPENDENT AUDITORS' REPORT
To the Trustees of MFS Union Standard Trust and Shareholders of MFS Union Standard Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Union Standard Equity Fund (one of the series constituting MFS Union Standard Trust) as of September 30, 1996, the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year ended September 30, 1996, September 30, 1995 and for the financial highlights for the period from January 14, 1994 (the commencement of investment operations) through September 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at September 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Union Standard Equity Fund at September 30, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 1, 1996




                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS UNION STANDARD(SM) EQUITY FUND

TRUSTEES                                ASSISTANT SECRETARY
A. Keith Brodkin*                       James R. Bordewick, Jr.*
Chairman and President
                                        CUSTODIAN
Nelson J. Darling, Jr.                  State Street Bank and Trust Company
Trustee, Eastern Enterprises
                                        AUDITOR
William R. Gutow                        Deloitte & Touche LLP
Private Investor;
Senior Vice President, Capitol          INVESTOR INFORMATION
Entertainment                           For MFS stock and bond market
                                        outlooks, call toll free:
INVESTMENT ADVISER                      1-800-637-4458 anytime from a touch-tone
Massachusetts Financial Services        telephone.
Company
500 Boylston Street                     For information on MFS mutual funds,
Boston, MA 02116-3741                   call your financial adviser or, for
                                        an information kit, call toll free:
DISTRIBUTOR                             1-800-637-2929 any business day from
MFS Fund Distributors, Inc.             9 a.m. to 5 p.m. Eastern time (or
500 Boylston Street                     leave a message anytime).
Boston, MA 02116-3741
                                        INVESTOR SERVICE
FUND MANAGER                            MFS Service Center, Inc.
William S. Harris*                      P.O. Box 2281
                                        Boston, MA 02107-9906
TREASURER
W. Thomas London*                       For general information, call toll free:
                                        1-800-225-2606 any business day from
ASSISTANT TREASURER                     8 a.m. to 8 p.m. Eastern time.
James O. Yost*

SECRETARY                               For service to speech- or hearing-
Stephen E. Cavan*                       impaired, call toll free: 1-800-637-6576
                                        any business day from 9 a.m. to 5 p.m.
                                        Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

                                        For share prices, account balances
                                        and exchanges, call toll free: 1-800-
                                        MFS-TALK
                                        (1-800-637-8255) anytime from a
                                        touch-tone telephone.

                                        WEB SITE
                                        http://www.mfs.com

                                                             TOP RATED SERVICE
                                                For the third year in a row,
                                  [DALBAR         MFS earned a #1 ranking in
                                  LOGO]          DALBAR, Inc.'s Broker/Dealer
                                                Survey, Main Office Operations
                                               Service Quality Category. The
                                  firm achieved a 3.48 overall score - on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including "knowledge of phone service contracts," "accuracy of transaction processing," and "overall ease of doing business with the firm."



*Affiliated with the Investment Adviser

MFS UNION STANDARD(SM)
EQUITY FUND                 [DALBAR LOGO]
                            TOP-RATED SERVICE


500 Boylston Street
Boston, MA 02116



[LOGO]
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

(C)1996 MFS Fund Distributors, Inc.,                                  11/96
500 Boylston Street Boston, MA 02116